UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2011

NEXT FUEL, INC.
(EXACT NAME OF COMPANY AS SPECIFIED IN CHARTER)

Nevada	333-148493	32-2305768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

821 Frank Street Sheridan WY	82801
(Address of Principal Executive Offices)	(Zip Code)

(307) 674-2145
(Company’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

On February 12, 2012, our Board of Directors approved issuances of stock options to our executive officers and others.  Detailed information about the number of options, exercise price, term and vesting provisions and the securities law exemptions we relied on to exempt such issuances from registration are included in Item 2 of Part I and Item 2 of Part II of our Quarterly Report on From 10-Q for the Quarter ended December 31, 2011, filed with the Securities and Exchange Commission on February 14, 2012.  Such information is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2012, our Board of Directors approved issuances of stock options to our executive officers.  Detailed information about the number of options, exercise price, term and vesting provisions are included in Item 2 of Part I and Item 2 of Part II of our Quarterly Report on From 10-Q for the Quarter ended December 31, 2011, filed with the Securities and Exchange Commission on February 14, 2012.  Such information is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of our Stockholders held on February 14, 2012 our stockholders voted to re-elect for one year all the members of our Board of Directors:  Messrs. Robert H. Craig, Song Jin and Guangwei Guo.

At the same meeting, the stockholders voted to ratify the appointment of Webb & Company, P.A. as our independent registered public accounting firm for the fiscal year ending September 30, 2012, to adopt the 2011 Equity Compensation Plan, which authorizes issuance of One Million (1,000,000) shares of our Common Stock, to approve an advisory resolution on executive compensation and to approve a resolution to conduct an advisory vote on executive compensation every three years

The final voting results on these matters were as follows:

1.	Election of Directors:

Director Name	Votes For	Votes Against	Abstain	Broker Non-votes

Mr. Robert H. Craig	5,590,750	0	0	0

Mr. Song Jin	5,590,750	0	0	0

Mr.Guangwei Guo	5,590,750	0	0	0

Others	0	0	0	0

2.	To ratify the appointment of Webb & Company, P.A. as our independent registered public accounting firm.

Votes For	Votes Against	Abstain	Broker Non-votes
5,590,750	0	0	0

3.	To adopt the 2011 Equity Compensation Plan;

Votes For	Votes Against	Abstain	Broker Non-votes
5,586,700	0	4,050	0

4.	To consider and act upon an advisory resolution on executive compensation.

Votes For	Votes Against	Abstain	Broker Non-votes
5,586,700	0	0	0

5.	To consider and act upon an advisory resolution on the frequency of the shareholders’ advisory resolution on executive compensation.

Every Year	Every Two Years	Every Three Years	Abstained	Broker Non-votes
950,000	0	4,640,750	0	0

6.	To consider and act upon any other business as may properly come before the 2012 Annual Meeting or any adjournments thereof. No other business was conduced at the Meeting.

Votes For	Votes Against	Abstain	Broker Non-votes
5,590,750	0	0	0

Item 8.01 Other Events

On February 12, 2012, our Board of Directors approved acquisitions of two early-stage technologies: Low Energy-input Pervaporation (LPV) Technology and  Carbon Dioxide to Product (CTP) Technology.  Information about these technologies and the terms of the acquisitions are included in Item 2 of Part I of our Quarterly Report on From 10-Q for the Quarter ended December 31, 2011, filed with the Securities and Exchange Commission on February 14, 2012.  Such information is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT FUEL, INC.

DATED: February 16, 2012	By:	/s/ Robert H. Craig
Robert H. Craig
Chief Executive Officer

ND: 4820-5344-6414, v.  1